SUPPLEMENT TO THE

FIDELITY® SELECT NETWORKING AND INFRASTRUCTURE PORTFOLIO
FIDELITY SELECT WIRELESS PORTFOLIO

September 15, 2000

STATEMENT OF ADDITIONAL INFORMATION

The following information supplements the similar information found in the "Portfolio Transactions" section beginning on page 37.

A fund may pay both commissions and spreads in connection with the placement of portfolio transactions.

The following information supplements the similar information found in the "Performance" section beginning on page 39.

Each fund may compare its return to the record of the S&P 500, the Dow Jones Industrial Average (DJIA), and the cost of living, as measured by the Consumer Price Index (CPI), over the same period. The S&P 500 and DJIA comparisons would show how each fund's return compared to the record of a market capitalization-weighted index of common stocks and a narrower set of stocks of major industrial companies, respectively. Each fund has the ability to invest in securities not included in either index, and its investment portfolio may or may not be similar in composition to the indexes. The S&P 500 and DJIA returns are based on the prices of unmanaged groups of stocks and, unlike each fund's returns, do not include the effect of brokerage commissions or other costs of investing.

NET/WIRB-01-01 January 16, 2001
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